May 1, 2023
Summary
Prospectus
Victory RS Large Cap Alpha VIP Series
Class I
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated May 1, 2023, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus and other information about the Fund online at VictoryFunds.com.
Shares are currently offered to insurance company separate accounts funding certain variable annuity contracts and variable life insurance policies issued by life insurance companies. For more information, call your participating insurance company.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
www.vcm.com
800-539-FUND (800-539-3863)

Victory RS Large Cap Alpha VIP Series Summary
Investment Objective
The Victory RS Large Cap Alpha VIP Series (the “Fund”) seeks to provide long-term capital appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell Class I shares of the Fund. You may pay fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund as an investment option, which are not reflected in the table and example below.
Shareholder Fees
(fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.72%
Fee Waiver/Expense Reimbursement[1]	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.55%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.55% through at least April 30, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example does not include the fees and charges related to the variable annuity contract or variable life insurance policy that offers the Fund as an investment option. If these fees and charges were reflected, the expenses would be higher. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$56	$213	$384	$879

Victory RS Large Cap Alpha VIP Series Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of its assets in companies considered by the Adviser (at the time of purchase) to be large-capitalization companies. The Adviser considers a company to be large-capitalization if its market capitalization is at least $5 billion. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser seeks to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
The Fund holds a relatively limited number of securities and, as a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the financials and health care sectors.
The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other investments available are considered to be more attractive.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.

Victory RS Large Cap Alpha VIP Series Summary
Limited Portfolio Risk — To the extent the Fund invests its assets in a more limited number of issuers than many other funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
◼
Health Care Sector Risk — Companies in the health care sector may be adversely affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, product obsolescence, industry innovation, changes in technologies, and other market developments. Companies in the health care sector are heavily dependent on patent protection and the expiration of patents may adversely affect these companies. Many of these companies are subject to extensive litigation based on product liability and similar claims. These companies are subject to competitive forces that may make it difficult to raise prices.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.

Victory RS Large Cap Alpha VIP Series Summary
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the Fund’s average annual total returns over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.
The returns in the bar chart and performance table do not reflect the fees and expenses relating to any variable annuity contract or variable life insurance policy that offers the Fund. If such fees and expenses were reflected, the returns would be lower than those shown. Performance data does reflect fees and expenses applicable to the Fund, and reflects any expense limitations in effect during the periods shown. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information for the Fund is available at guardianlife.com/annuities/price-and-performance.
Performance information for periods prior to July 30, 2016, reflects the historical performance of the RS Large Cap Alpha VIP Series, a series of RS Variable Products Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the “predecessor fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.
Calendar Year Returns for Class I Shares

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	18.25%	December 31, 2020
Lowest Quarter	-27.64%	March 31, 2020

Victory RS Large Cap Alpha VIP Series Summary

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
CLASS I Before Taxes	-4.33%	7.02%	10.86%
CLASS I After Taxes on Distributions	-10.08%	3.73%	8.02%
CLASS I After Taxes on Distributions and Sale of Fund Shares	-0.47%	4.79%	8.07%
Indices
Russell 1000® Value Index reflects no deduction for fees, expenses, or taxes	-7.54%	6.67%	10.29%
S&P 500® Index reflects no deduction for fees, expenses, or taxes	-18.11%	9.42%	12.56%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.
Portfolio Managers
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since 2014
Joseph M. Mainelli	Investment Analyst	Since 2012
Purchase and Sale of Fund Shares
Shares of the Fund are currently offered to certain separate accounts to fund variable annuity contracts and variable life insurance policies issued by insurance companies. Shares of the Fund are not offered directly to the public and investors cannot place orders to purchase or sell shares with the Fund directly. Please refer to the separate account prospectus for information on how to manage your investment options in the Fund and any fees that may apply.
Tax Information
Since the Fund is only offered for investment through variable annuity contracts and variable life insurance policies, the Fund’s distributions are not expected to be taxable to holders of such contracts. Holders of such contracts may be taxed later upon withdrawals of monies from those arrangements.
Payments to Insurance Companies
The Fund, through its distributor, may pay fees for activities primarily intended to result in the sale of Fund shares to insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. These payments may create a conflict of interest by influencing insurance companies to include the Fund as an underlying investment option in its variable insurance products. Ask your variable products salesperson or visit the insurance company’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
VVIF-RS-LCAVIP-SUMPRO (05/23)